                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 30, 2003
                                                         ----------------

                             GENESEE & WYOMING INC.
               ---------------------------------------------------
               (Exact Name of registrant specified in its charter)



          Delaware                   001-31456              06-0984624
----------------------------      ---------------       -------------------
(State or other Jurisdiction      Commission File        (I.R.S. Employer
     of Incorporation)                Number)           Identification No.)


                               66 Field Point Road
                          Greenwich, Connecticut 06830
                    ----------------------------------------
                    (Address of principal executive offices)

                  Registrant's telephone number: (203) 629-3722

Item 7. Exhibits.

      (c)   The following exhibit is being furnished herewith:

        EXHIBIT NO.             DESCRIPTION
        -----------             -----------
                 99.1           Press Release, dated April 30, 2003, issued by Genesee & Wyoming Inc. announcing its 2003 first quarter financial results.

Item 9. Regulation FD Disclosure
        ------------------------

      The following information is furnished pursuant to Item 12, Disclosure of Results of Operations and Financial Condition. It is being furnished under Item 9 of this Form 8-K in accordance with interim guidance issued by the SEC in release No. 33-8216.

      On April 30, 2003, Genesee & Wyoming Inc. (the "Company") issued a press release setting forth the Company's 2003 first quarter financial results. A copy of the Company's press release is attached hereto as Exhibit 99.1.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         GENESEE & WYOMING INC.
                                        ---------------------------
                                             (Registrant)

                                         By:      /s/   John C. Hellmann
                                                -------------------------------
                                         Name:  John C. Hellmann
                                         Title: Chief Financial Officer

April 30, 2003

                                INDEX TO EXHIBITS

EXHIBIT NO.                     DESCRIPTION
-----------                     -----------
99.1                            Press Release, dated April 30, 2003, issued by Genesee & Wyoming Inc. announcing its
                                2003 first quarter financial results.